                                                                   EXHIBIT 10.27

                  AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

      This AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of November 13, 2003, is entered into among DECKERS OUTDOOR CORPORATION, a Delaware corporation ("Parent"), and UGG Holdings, Inc., a California corporation ("UGG") (collectively, referred to herein as "Borrowers" and individually as a "Borrower"), on the one hand, and COMERICA BANK, a Michigan banking corporation, successor by merger to Comerica Bank-California, a California banking corporation ("Bank"), on the other hand, with reference to the following facts:

      A. Borrowers and Bank previously entered into that certain Amended and Restated Credit Agreement, dated as of November 25, 2002, as amended by that certain Amendment Number One to Amended and Restated Credit Agreement, dated as of April 29, 2003, that certain Amendment Number Two to Amended and Restated Credit Agreement, dated as of June 27, 2003, and that certain Amendment Number Three to Amended and Restated Credit Agreement, dated as of August 6, 2003 (as so amended, the "Agreement"); and

      B. Borrowers and Bank desire to further amend the Agreement in accordance with the terms of this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

      1. Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

      2. Amendments to Section 1.1.

            (a) The definitions of "Inventory Sublimit Increase Period," "Overadvance Limit" and "Overadvance Period" set forth in Section 1.1 of the Agreement are hereby deleted.

            (b) The following new definitions are hereby added to Section 1.1 of the Agreement in appropriate alphabetical order:

                  "'Permitted Payments' means the following but without duplication: (i) payments by Parent to repay up to $2,000,000 in Subordinated Debt under the Subordination Agreement (Peninsula), (ii) payments by Parent to redeem up to $5,500,000 of Parent's preferred stock issued to Thatcher so long as such redemption is permitted under the terms of the Note Purchase Agreement, and (iii) premium payments of $425,000 associated with the repurchase of up to $5,500,000 of Parent's preferred stock."

                  "'Term Loan Readvance Notice' means an irrevocable written notice from Borrowers to Bank of Borrowers' request to have Bank make a new $7,000,000 term loan to Borrowers to be used to refinance the prior term loan made by Bank and for Permitted Payments."

            (c) The definitions of "Applicable LIBOR Lending Rate Margin," "Borrowing Base," "Inventory Sublimit," and "Revolving Credit Commitment" set forth in Section 1.1 of the Agreement are hereby amended in their entirety as follows:

                  "'Applicable LIBOR Lending Rate Margin' means the margin set forth below opposite the applicable Consolidated Total Liabilities to Consolidated EBITDA Ratio disclosed in the latest Compliance Certificate delivered pursuant to Section 6.3(c), subject to Section 2.4(d); provided that until Bank's receipt of Borrowers' audited Financial Statements for the fiscal year ending December 31, 2003, the margin will be as set forth opposite Pricing Level V:

                          Consolidated Total
                          Liabilities to           Applicable LIBOR Lending    Applicable LIBOR Lending
                          Consolidated EBITDA      Rate Margin For All         Rate Margin For the Term
          Pricing Level   Ratio                    Revolving Loans             Loan*
         ---------------  -----------------------  -------------------------   --------------------------
                I         Less than 1.00:1.0       100 basis points            350 basis points

               II         Greater than 1.00:1.0    125 basis points            350 basis points
                          but less than 1.50:1.0

               III        Greater than or equal    150 basis points            350 basis points
                          to 1.50:1.0 but less
                          than 2.00:1.0

               IV         Greater than or equal    200 basis points            350 basis points
                          to 2.00:1.0 but less
                          than 2.50:1.0

                V         Greater than or equal    250 basis points            350 basis points
                          to 2.50:1.0

                  "*Provided, however, upon receipt by Bank of the Term Loan Readvance Notice and a Replacement Secured Promissory Note (Term Loan) in the form of Exhibit A attached hereto, duly executed by Borrowers, and fulfillment of the condition described in Section 12 hereinbelow, the Applicable LIBOR Lending Rate Margin for the Term Loan shall be automatically amended to mean 325 basis points without further action required by any party."

                  "'Borrowing Base' means, as of the date of determination, the lesser of (a) the Revolving Credit Commitment or (b) (i) the Eligible Accounts times the Applicable A/R Advance Rate, plus (ii) the lesser of (x) 50% of the Eligible Inventory or (y) the Inventory Sublimit; less the amount of outstanding Obligations (other than Obligations in respect of the Term
      Loan) and less the Foreign Exchange Reserve; provided, however, Bank may reduce the advance rates or create additional reserves against the Eligible Accounts and/or the Eligible Inventory, in its sole and absolute discretion, without declaring an Event of Default if it reasonably determines that there has occurred a Material Adverse Effect."

                  "'Inventory Sublimit' means Twelve Million Five Hundred Thousand Dollars ($12,500,000)."

                  "'Revolving Credit Commitment' means Twenty Million Dollars ($20,000.000)."

            (d) Upon receipt by Bank of the Term Loan Readvance Notice and a Replacement Secured Promissory Note (Term Loan) in the form of Exhibit A attached hereto, duly executed by Borrowers, and fulfillment of the condition described in Section 12 hereinbelow, the definition of "Term Loan Maturity Date" set forth in Section 1.1 of the Agreement shall be automatically amended in its entirety as follows without further action required by any party:

                  "'Term Loan Maturity Date' means November 25, 2005."

      3. Amendments to Sections 2.1 and 2.2. Sections 2.1 and 2.2 of the Agreement are hereby amended in their entirety as follows:

                  "2.1 Revolving Loans. Provided that no Event of Default or Unmatured Event of Default has occurred and is continuing, and subject to the other terms and conditions hereof, Bank agrees to make revolving loans ("Revolving Loans") to Borrowers, upon notice in accordance with Section 2.5(b), from the Closing Date up to but not including the Revolving Loans Maturity Date, the proceeds of which shall be used only for the purposes allowed in Section 7.1(a), subject to the following conditions and limitations:

                  "(a) The outstanding Obligations (other than Obligations in respect of the Term Loan) after giving effect to any proposed Borrowing shall not exceed the Borrowing Base;

                  "(b) Borrowers shall not be permitted to borrow, and Bank shall not be obligated to make, any Revolving Loans to Borrowers, unless and until all of the conditions for a Borrowing set forth in Section 4.2 have been met to the reasonable satisfaction of Bank; and

                  "(c) Except as otherwise provided in clause (d) of this
      Section 2.1, if, at any time or for any reason, the amount of the Obligations exceeds the Borrowing Base (an "Overadvance"), Borrowers shall immediately pay to Bank, upon Bank's election and demand, in cash, the amount of such Overadvance to be used by Bank to repay outstanding Borrowings."

      "Borrowers may repay and, subject to the terms and conditions hereof, reborrow Revolving Loans. All such repayments shall be without penalty or premium except as otherwise required by Section 2.7 with respect to repayments of LIBOR Lending Rate Portions. Borrowers shall give Bank at least three (3) LIBOR Business Days' prior written notice of any repayment of a LIBOR Lending Rate Portion. On the Revolving Loans Maturity Date, Borrowers shall pay to Bank the entire unpaid principal balance of the Revolving Loans together with all accrued but unpaid interest thereon."

                  "2.2 Foreign Exchange Forward Contracts. Provided that no Event of Default or Unmatured Event of Default has occurred and is continuing, and subject to the other terms and conditions of this Agreement and the Foreign Exchange Agreement, Parent may incur Currency Obligations from time to time from the Closing Date up to but not including the Revolving Loans Maturity Date, subject to the following conditions and limitations:

                  "(a) Tenors for Parent's Currency Obligations shall not exceed the lesser of 365 days and the Revolving Loans Maturity Date;

                        "(b) The aggregate amount of Parent's Currency Obligations outstanding at any one time after giving effect to any proposed incurrence of a Currency Obligation by Parent shall not exceed the Foreign Exchange Sublimit;

                        "(c) The outstanding Obligations after giving effect to any proposed incurrence of a Currency Obligation by Parent shall not exceed the Borrowing Base;

                        "(d) The Currency Obligations shall be incurred by Parent only for international transactions incurred in the ordinary course of business; and

                        "(e) In connection with all Currency Obligations, Borrowers shall pay all amounts due to Bank, including all fees, charges and expenses, in accordance with the terms of the Foreign Exchange Agreement."

      4. Amendment to Section 2.3. Upon receipt by Bank of the Term Loan Readvance Notice and a Replacement Secured Promissory Note (Term Loan) in the form of Exhibit A attached hereto, duly executed by Borrowers, and fulfillment of the condition described in Section 12 hereinbelow, Section 2.3 of the Agreement shall be automatically amended in its entirety as follows without further action required from any party:

                  "2.3 Term Loan.

                        "(a) Term Loan. Subject to the terms and conditions hereof, Bank agrees to make a term loan ("Term Loan") to Borrowers on the Business Day following Bank's receipt of the Term Loan Readvance Notice and a Replacement Secured Promissory Note (Term Loan) in form and substance satisfactory to Bank, in an amount equal to Seven Million Dollars ($7,000,000). The proceeds of the Term Loan shall be used solely for the purposes allowed in Section 7.1(b).

                        "(b) Amortization. Borrowers shall pay monthly principal reduction payments on the Term Loan, each in the amounts and on the dates set forth in the table below opposite the due date in which such payment is due:

                                                                     MONTHLY PRINCIPAL REDUCTION
                         PAYMENT DUE DATE                                      PAYMENTS
            --------------------------------------------      ------------------------------------------
             Date of funding of the Term Loan- 4/30/04                            $0

                              5/31/04                                       $1,750,000.00

         6/30/04 and the last day of each month thereafter                   $ 291,666.67

                        "(c) On the Term Loan Maturity Date, the outstanding principal balance of and all accrued but unpaid interest on the Term Loan shall be due and payable in full. Borrowers may prepay the Term Loan at any time, in whole or in part, without penalty or premium except as otherwise required by Section 2.7(a) with respect to repayments of LIBOR Lending Rate Portions. All principal amounts so repaid or prepaid may not be reborrowed. Borrowers shall give Bank at least three (3) Business Days' prior written notice of any prepayment of a Base Lending Rate Portion and at least three (3) LIBOR Business Days' prior written notice of any prepayment of a LIBOR Lending Rate Portion. All prepayments shall be applied toward scheduled principal reductions payments owing under this
      Section 2.3 in inverse order of maturity."

      5. Amendment to Section 3.1. Section 3.1 of the Agreement is hereby amended in its entirety as follows:

                  "3.1 Letters of Credit.

                        "(a) Provided that no Event of Default or Unmatured Event of Default is continuing and subject to the other terms and conditions hereof, Bank agrees to issue standby and sight and usance commercial letters of credit ("Letters of Credit") for the account of Borrowers in such form as may be approved from time to time by Bank, subject to the following limitations:

                              "(i) The face amount of the Letter of Credit requested, if and when issued, must not cause the Obligations to exceed the Borrowing Base;

                              "(ii) The face amount of the Letter of Credit requested if and when issued must not cause the Letter of Credit Usage to exceed the Letter of Credit Sublimit;

                              "(iii) Standby Letters of Credit may not have an expiry date or draw period which extends beyond the earlier of (x) 365 days following the date of issuance, or (y) the date which is ten (10) days prior to the Revolving Loans Maturity Date;

                              "(iv) Commercial Letters of Credit may not have an expiry date or draw period which extends beyond the earlier of (x) 180 days following the date of issuance, or (y) the date which is ten (10) days prior to the Revolving Loans Maturity Date; and

                              "(v) The conditions specified in Section 4.2 shall have been satisfied on the date of issuance of such Letter of Credit.

                        "(b) Each Letter of Credit shall (i) be denominated in Dollars or other currency acceptable to Bank, and (ii) be a standby or commercial letter of credit issued to support obligations of a Borrower, contingent or otherwise, in the ordinary course of business.

                        "(c) Each Letter of Credit shall be subject to the Uniform Customs or the ISP, as determined by Bank, in its sole discretion, and, to the extent not inconsistent therewith, the laws of the State of California.

                        "(d) Bank shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Bank to exceed any limits imposed by its organizational or governing documents or by any applicable law, rule, regulation or treaty or determination of an arbitrator or a court or other governmental authority to which Bank is subject."

      6. Amendment to Section 7.1(a). Section 7.1(a) of the Agreement is hereby amended in its entirety as follows:

                        "(a) Use any proceeds of the Revolving Loans for any purpose other than (i) for working capital, (ii) for general corporate purposes, and (iii) for Permitted Payments."

      7. Amendment to Section 7.1(b). Upon receipt by Bank of the Term Loan Readvance Notice and a Replacement Secured Promissory Note (Term Loan) in the form of Exhibit A attached hereto, duly executed by Borrowers, and fulfillment of the condition described in Section 12 hereinbelow, Section 7.1(b) of the Agreement shall be automatically amended in its entirety as follows without further action required from any party:

                  "(b) Use any proceeds of the Term Loan for any purpose other than (i) to repay in full all Obligations owing by Borrowers under the term loan made by Bank to Borrowers on the Closing Date, and (ii) for Permitted Payments; or"

      8. Amendments to Section 7.15.

            (a) Clause (a) of Section 7.15 of the Agreement is hereby amended in its entirety as follows:

                  "(a) the Quick Ratio, measured as of the end of each fiscal quarter of Parent, at any time to be less than the ratio set forth in the table below opposite the applicable test date:

                            TEST DATE:                                   MINIMUM QUICK RATIO:
         --------------------------------------------------   ----------------------------------------
                              9/30/03                                          0.65:1.0

                             12/31/03

                              3/31/04

                              6/30/04                                          0.60:1.0

                              9/30/04                                          0.65:1.0

          12/31/04 and each fiscal quarter end thereafter                      0.70:1.0

            (b) Clause (g) of Section 7.15 of the Agreement is hereby amended in its entirety as follows:

                  "(g) The Consolidated Total Liabilities to Consolidated Effective Tangible Net Worth Ratio at any time, tested at the end of each fiscal quarter of Parent, to be greater than the ratio set forth in the table below opposite the applicable fiscal quarter:


                                                              MAXIMUM CONSOLIDATED TOTAL LIABILITIES TO
                                                              CONSOLIDATED EFFECTIVE TANGIBLE NET WORTH
                      FISCAL QUARTER ENDING:                                    RATIO:
          --------------------------------------------      -----------------------------------------------
                              3/31/03                                          1.50:1.0

                              6/30/03

                              9/30/03                                          2.25:1.0

                             12/31/03

                              3/31/04

                              6/30/04

                              9/30/04

            12/31/04 and each fiscal quarter thereafter                        1.50:1.0

      9. Replacement of Exhibit 1.1B. Exhibit 1.1 B attached to the Agreement is hereby replaced with Exhibit 1.1B attached hereto.

      10. Representations and Warranties. In order to induce Bank to enter into this Amendment, Borrowers hereby represent and warrant to Bank that:

            (a) No Event of Default or Unmatured Event of Default is continuing;

            (b) All of the representations and warranties set forth in the Agreement and the Loan Documents are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date); and

            (c) This Amendment has been duly executed and delivered by the Borrowers, and after giving effect to this Amendment, the Agreement and the Loan Documents continue to constitute the legal, valid and binding agreements and obligations of the Borrowers, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

      11. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions:

            (a) Bank shall have received this Amendment, duly executed by the Borrowers and Bank, together with the Acknowledgement and Agreement of Subordinate Creditor attached hereto, duly executed by the Peninsula Fund III Limited Partnership;

            (b) Bank shall have received an upfront fee in the amount of $35,000;

            (c) No Event of Default, Unmatured Event of Default or Material Adverse Effect shall have occurred and be continuing; and

            (d) All of the representations and warranties set forth herein, in the Loan Documents and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date).

      12. Additional Condition to New Term Loan. The obligation of Bank to make a new Term Loan to Borrowers, as set forth in Section 4 hereinabove, is further subject to and contingent upon the receipt by Bank of the Acknowledgement and Agreement of Subordinate Creditor attached hereto, duly executed by Mark Thatcher.

      13. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

      14. Integration. The Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

      15. Reaffirmation of the Agreement. The Agreement as amended hereby and the other Loan Documents remain in full force and effect.

       [remainder of page intentionally left blank; signatures to follow]

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first hereinabove written.

                                  DECKERS OUTDOOR CORPORATION,
                                  a Delaware corporation

                                  By /s/ M. SCOTT ASH
                                    --------------------------------------------
                                  Name:  M. Scott Ash
                                  Title: Chief Financial Officer


                                  UGG HOLDINGS, INC.,
                                  a California corporation

                                  By /s/ M. SCOTT ASH
                                    --------------------------------------------
                                  Name:  M. Scott Ash
                                  Title: Chief Financial Officer


                                  COMERICA BANK,
                                  a Michigan banking corporation, successor by merger to Comerica Bank-California, a California banking corporation


                                  By: /s/ JASON D. BROWN
                                     -------------------------------------------
                                  Name:  Jason D. Brown
                                  Title: Vice President-Western Division

                                  Exhibit 1.1B
                                       To
    Amendment Number Four to Amended and Restated Revolving Credit Agreement

                       Form of Borrowing Base Certificate


                                  Exhibit 1.1B

                           BORROWING BASE CERTIFICATE

To:   Comerica Bank
      15303 Ventura Blvd.
      Sherman Oaks, CA 91403
      Attn:  Jason D. Brown

      Initially capitalized terms used but not defined in this Borrowing Base Certificate shall have the meanings given to such terms in the Amended and Restated Credit Agreement.

I.            CALCULATION OF ELIGIBLE ACCOUNTS
              1.      Face amount of all Accounts:                                            $_____________

              2.      (a)  Less: Accounts that the Account Debtor has failed to pay within 90 days of invoice date: $____________;

                      (b)  Plus: Accounts for Teva(R) ineligible under line 2(a) above with selling terms up to 120 days from invoice date created from
                      November 1 through January 31 of each year that are not past due:
                      $______________

                      (c)  Plus: Accounts ineligible under line 2(a) above pre-approved in writing by Bank owing to UGG with selling terms up to 120 days from invoice date that are not unpaid 150 days from invoice date:
                      $______________(1)

                      Total lines 2(a), (b) and (c):                                          $_____________

              3.      Less: Accounts owed by an Account Debtor or its Affiliates where
                      25% or more of all Accounts owed by that Account Debtor (or its
                      Affiliates) are deemed ineligible under line (2) above:
                                                                                              $_____________
              4.      Less:  Accounts  with  respect to which the  Account  Debtor is an officer, director,  shareholder,  employee, Affiliate, or agent of
                      any Borrower:                                                           $_____________

--------
(1)   May not exceed $5,000,000.


                                  Exhibit 1.1B

              5.      Less:   Accounts  with  respect  to  which  goods  are  placed  on consignment,  guaranteed  sale, sale or return,  sale on approval, bill and hold,  or other  terms by reason of which the  payment by
                      the Account Debtor may be conditional:                                  $_____________

              6.      Less:  Accounts that are not payable in Dollars or with respect to which the Account Debtor:  (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any State thereof, or
                      (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other
                      political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (y)
                      the Account is supported by an irrevocable letter of credit reasonably satisfactory to Bank (as to form, substance, and issuer or domestic confirming bank) that must be directly drawn upon Bank, or (z) the Account is covered by credit insurance in form and amount, and by an insurer, reasonably satisfactory to
                      Bank:
                                                                                              $_____________

              7.      Less:  Accounts with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of
                      Accounts with respect to which the applicable Borrower has complied, to the reasonable satisfaction of Bank, with the
                      Assignment of Claims Act, 31 USCss.3727), or (ii) any state of the United States (exclusive, however, of (y) Accounts owed by any state that does not have a statutory counterpart to the
                      Assignment of Claims Act, or (z) Accounts owed by any state that does have a statutory counterpart to the Assignment of Claims Act as to which the applicable Borrower has complied to Bank's reasonable satisfaction):

                                                                                              $_____________
              8.      Less:  Accounts with respect to which the Account Debtor is a creditor of any Borrower, and either has or has asserted a right of setoff, has disputed its liability, or has made any claim with respect to the Account, to the extent of such setoff, dispute or
                      claim:                                                                  $_____________


                                  Exhibit 1.1B

              9.      Less:  Accounts with respect to an Account Debtor whose total obligations owing to any Borrower exceed 20% of all Eligible
                      Accounts, to the extent of the obligations owing by such Account
                      Debtor in excess of such percentage:
                                                                                              $_____________

              10.     Less:  Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which any Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor, or whose credit standing is reasonably unacceptable to Bank and Bank has so notified Borrower:
                                                                                              $_____________

              11.     Less:  Accounts the collection of which Bank, in its reasonable credit judgment, believes to be doubtful by reason of the Account
                      Debtor's financial condition:                                           $_____________

              12.     Less:  Accounts which are in default or collection:                     $_____________

              13.     Less:  Accounts on C.O.D. terms:                                        $_____________

              14.     Less:  Accounts with respect to which the goods giving rise to such Account have not been shipped and billed to the Account
                      Debtor, the services giving rise to such Account have not been performed and accepted by the Account Debtor, or the Account otherwise does not represent a final sale:
                                                                                              $_____________

              15.     Less:  Accounts that are not subject to a valid and perfected
                      first priority Lien in favor of Bank:                                   $_____________

              16.     Less:  Accounts with respect to which the Account Debtor is located in the states of New Jersey, Minnesota, Indiana, or West
                      Virginia (or any other state that requires a creditor to file a
                      Business Activity Report or similar document in order to bring suit or otherwise enforce its remedies against such Account
                      Debtor in the courts or through any judicial process of such state), unless the applicable Borrower has qualified to do business in New Jersey, Minnesota, Indiana, West Virginia, or
                      such other states, or has filed a Notice of Business Activities
                      Report with the applicable division of taxation, the department of revenue, or with such other state offices, as


                                  Exhibit 1.1B

                      appropriate, for the then-current year, or is exempt
                      from such filing requirement:
                                                                                              $_____________

              17.     Less:  Accounts that represent progress payments or other advance billings that are due prior to the completion of performance by the applicable Borrower of the subject contract for goods or
                      services:                                                               $_____________

              18.     Total ineligible Accounts (sum of lines 2 through 17):                  $_____________

              19.     Total Eligible Accounts (line 1 minus line 18):                         $_____________

II.           CALCULATION OF ELIGIBLE INVENTORY

              20.     Total Inventory consisting of shoes, footwear and apparel
                      finished goods held for sale in the ordinary course of any
                      Borrower's business located at one of any Borrower's business locations set forth on Schedule 1.1E (or in-transit between any such locations) to the Revolving Credit Agreement, that complies with each of the representations and warranties respecting
                      Eligible Inventory made by Borrowers in the Loan Documents, valued at the lower of cost or market on a basis consistent with
                      Borrowers' historical accounting practices:

                                                                                              $_____________

              21.     Less:  Inventory that a Borrower does not have good, valid, and
                      marketable title thereto:                                               $_____________


              22.     Less:  Inventory not located at one of the locations in the
                      United States set forth on Schedule 1.1E to the Revolving Credit
                      Agreement or in transit from one such location to another such
                      location:                                                               $_____________

              23.     Less:  Inventory located on real property leased by a Borrower or in a contract warehouse, in each case, unless it is subject to a
                      Collateral Access Agreement executed by the lessor, warehouseman, or other third party, as the case may be, and unless it is segregated or otherwise separately identifiable from goods of others, if any, stored on the premises:
                                                                                              $_____________

              24.     Less:  Inventory not subject to a valid and perfected first
                      priority Lien in favor of Bank:                                         $_____________



                                  Exhibit 1.1B

              25.     Less:  Goods returned or rejected by the applicable Borrower's
                      customers:                                                              $_____________

              26.     Less:  Goods that are (x) obsolete or not in the following season's line and more than six (6) months old, (y) restrictive or custom items, work-in-process, or raw materials, or (z) goods that constitute spare parts, packaging and shipping materials, supplies used or consumed in a Borrower's business, bill and hold goods, defective goods, "seconds," or Inventory acquired on consignment:
                                                                                              $_____________

              27.     Total ineligible Inventory (sum of lines 21 through 25):
                                                                                              $_____________

              28.     Total Eligible Inventory (line 20 minus line 27):                       $_____________

III.          CALCULATION OF BORROWING BASE AND AVAILABILITY

              29.     Availability from Eligible Accounts (____%(2)  of line 19):             $_____________

              30.     (a) 50% of line 28: $_____________

                      (b) $12,500,000

                      Availability from Eligible Inventory (the lesser of lines 30(a)
                      or (b):                                                                 $_____________

              31.     Sum of lines 29 and 30:                                                 $_____________

              32.     Revolving Credit Commitment:                                            $20,000,000

              33.     The lesser of lines 31 and 32:                                          $_____________

              34.     Less:  the outstanding Obligations in respect of Revolving Loans:
                                                                                              $_____________

              35.     Less:  the Foreign Exchange Reserve:                                    $_____________

              36.     Less:  other reserves established by Bank:                              $_____________


              37.     Availability (line 33 minus lines 34, 35 and 36)                        $_____________

---------
(2) Enter the Applicable A/R Advance Rate.


                                  Exhibit 1.1B

      Each of the undersigned hereby represents and warrants to Comerica Bank - California that the information set forth above is true and correct as of the date set forth hereinbelow, and based upon the information set forth in Borrowers' books and records.

Dated:_______________, 20__

                                     DECKERS OUTDOOR CORPORATION

                                     By
                                       ----------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     UGG HOLDINGS, INC.

                                     By
                                       ----------------------------------------
                                     Name:
                                              ---------------------------------
                                     Title:
                                              ---------------------------------


                                  Exhibit 1.1B

                                    Exhibit A
                                       To
    Amendment Number Four to Amended and Restated Revolving Credit Agreement

             Form of Replacement Secured Promissory Note (Term Loan)

                                   Exhibit A

                       REPLACEMENT SECURED PROMISSORY NOTE
                                   (TERM LOAN)

$7,000,000                                               Los Angeles, California
                                                               November __, 2003

      1. FOR VALUE RECEIVED, DECKERS OUTDOOR CORPORATION, a Delaware corporation ("Deckers") and UGG HOLDINGS, INC., a California corporation ("UGG", and together with Deckers, the "Makers"), jointly and severally promise to pay to the order of COMERICA BANK, a Michigan banking corporation ("Payee"), on or before the Term Loan Maturity Date, the principal sum of Seven Million Dollars ($7,000,000), or such lesser sum as shall equal the aggregate outstanding principal amount of the Term Loan made by Payee to Makers pursuant to the Agreement (as defined below).

      2. Makers promise to make principal reduction payments on the outstanding principal balance hereof in the amounts and on the dates specified in the Agreement. Makers further promise to pay interest from the date of this Replacement Secured Promissory Note (this "Note"), in like money, on the aggregate outstanding principal amount hereof at the rates and on the dates provided in the Agreement. All computations of interest shall be in accordance with the provisions of the Agreement.

      3. Makers hereby authorize Payee to record in its books and records the date, type and amount of the Term Loan, and of each continuation, conversion and payment of principal made by Makers, and Makers agree that all such notations shall, in the absence of manifest error, be conclusive as to the matters so noted; provided, however, any failure by Payee to make such notation with respect to the Term Loan or continuation, conversion, or payment thereof shall not limit or otherwise affect Makers' obligations under the Agreement or this Note.

      4. Upon the occurrence and during the continuance of an Event of Default, in addition to and not in substitution of any of Payee's other rights and remedies with respect to such Event of Default, the entire unpaid principal balance of the Term Loan shall bear interest at the otherwise applicable rate plus three hundred (300) basis points. In addition, interest, Expenses, the Fees, and other amounts due hereunder not paid when due shall bear interest at the Base Lending Rate plus three hundred (300) basis points until such overdue payment is paid in full.

      5. If any payment due hereunder, whether for principal, interest, or otherwise, is not paid on or before the tenth (10th) day after the date such payment is due, in addition to and not in substitution of any of Payee's other rights and remedies with respect to such nonpayment, Makers shall pay to Payee, a late payment fee ("Late Payment Fee") equal to five percent (5%) of the amount of such overdue payment. The Late Payment Fee shall be due and payable on the eleventh (11th) day after the due date of the overdue payment with respect thereto.

      6. Makers shall make all payments hereunder in lawful money of the United States of America and in immediately available funds to Payee at Payee's office located at 15303 Ventura Boulevard, Sherman Oaks, California 91403, Attention:
Jason D. Brown; or to such other


                                   Exhibit A
address as Payee may from time to time specify by notice to Makers in accordance with the terms of the Agreement.

      7. In no event shall the interest rate and other charges hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Payee has received interest and other charges hereunder in excess of the highest rate applicable hereto, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the principal balance hereof, and the provisions hereof shall be deemed amended to provide for the highest permissible rate. If there is no principal balance outstanding, Payee shall refund to Makers such excess.

      8. This Note is the "Term Loan Note" issued pursuant to that certain Amendment Number Four to Amended and Restated Credit Agreement, dated as of even date herewith (the "Amendment"), by and among Makers, as Borrowers, and Payee, and is governed by the terms of the Agreement (as defined in the Amendment). Initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. The Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal of this Note prior to the maturity hereof upon the terms and conditions specified in the Agreement. This Note and the Term Loan evidenced hereby may be assigned or otherwise transferred in whole or in part by Payee pursuant to the terms of the Agreement.

      9. This Note is secured by the Liens granted to Payee under the Loan Documents.

      10. Makers hereby waive presentment for payment, notice of dishonor, protest and notice of protest.

      11. (a) THE VALIDITY OF THIS NOTE, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAWS.

      (B) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT PAYEE'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE PAYEE ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. MAKERS AND PAYEE WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON


                                   Exhibit A

CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11.

      (C) MAKERS AND PAYEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. MAKERS AND PAYEE REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

      IN WITNESS WHEREOF, each Maker has duly executed this Note as of the date first above written.

                                  DECKERS OUTDOOR CORPORATION,
                                  a Delaware corporation

                                  By /s/   M. Scott Ash
                                        ----------------------------------------
                                  Name:   M. Scott Ash
                                  Title:  Chief Financial Officer


                                  UGG HOLDINGS, INC.,
                                  a California corporation

                                  By /s/   M. Scott Ash
                                        ----------------------------------------
                                  Name:   M. Scott Ash
                                  Title:  Chief Financial Officer


                                   Exhibit A

              ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATE CREDITOR

      The undersigned, a subordinate creditor of Deckers Outdoor Corporation and Ugg Holdings, Inc. ("Borrowers") to Comerica Bank ("Bank") pursuant to a Senior Subordination Agreement, dated as of November 25, 2002, as amended by that certain Amendment Number One to Senior Subordination Agreement, dated as of April 29, 2003, that certain Amendment Number Two to Senior Subordination Agreement, dated as of June 27, 2003, and that certain Amendment Number Three to Senior Subordination Agreement, dated as of November 13, 2003 (as so amended, the "Subordination Agreement"), hereby (i) acknowledges receipt of the foregoing Amendment Number Four to Amended and Restated Credit Agreement between Borrowers and Bank (the "Amendment"), (ii) consents to the terms and execution thereof, and (iii) acknowledges that the Subordination Agreement remains in full force and effect. Without limiting the generality of the foregoing, the undersigned hereby consents to the making of the Term Loan (as defined in the Amendment) and agrees that the Term Loan shall constitute Senior Debt (as defined in the Subordination Agreement). The undersigned further acknowledges that Bank may amend, restate, extend, renew or otherwise modify the Senior Loan Documents (as defined in the Subordination Agreement) and any indebtedness or agreement of Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under the Subordination Agreement, to the extent set forth in the Subordination Agreement, and no obligation to notify or seek the consent of the undersigned shall be implied by the execution of this Acknowledgement and Agreement.

                             THE PENINSULA FUND III LIMITED PARTNERSHIP, a Delaware limited partnership

                             By:   Peninsula Capital Partners, L.L.C.
                             Its:  General Partner


                                   By /s/   Scott A. Reilly
                                     ------------------------------------------
                                   Name:  Scott A. Reilly
                                   Title: President and Chief Investment Officer

              ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATE CREDITOR

      The undersigned, a subordinate creditor of Deckers Outdoor Corporation ("Borrower") to Comerica Bank ("Bank") pursuant to a Subordination Agreement, dated as of November 25, 2002 (the "Subordination Agreement"), hereby (i) acknowledges receipt of the foregoing Amendment Number Four to Amended and Restated Credit Agreement between Borrower, UGG Holdings, Inc. and Bank (the "Amendment"), (ii) consents to the terms and execution thereof, and (iii) acknowledges that the Subordination Agreement remains in full force and effect. The undersigned further acknowledges that Bank may amend, restate, extend, renew or otherwise modify the Senior Debt (as defined in the Subordination Agreement) and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under the Subordination Agreement, to the extent set forth in the Subordination Agreement, and no obligation to notify or seek the consent of the undersigned shall be implied by the execution of this Acknowledgement and Agreement.

                                   /s/ Mark Thatcher
                                   --------------------------------------------
                                       MARK THATCHER